UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 276-3966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2025, AST SpaceMobile, Inc. (the “Company”) announced a proposed private offering (the “Offering”) of convertible senior notes due 2032 (the “Notes”) and its intention to enter into capped call transactions in connection therewith as described in Item 8.01 below. In connection with the Offering, the Company provided the disclosure attached as Exhibit 99.1 for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the Securities and Exchange Commission (the “SEC”), which includes certain preliminary unaudited financial information of the Company for the three months and year ended December 31, 2024 and an update on the Company’s liquidity. Such disclosure is furnished under the headings “Preliminary Estimated Results for the Three Months and Year Ended December 31, 2024” and “Liquidity Update” in Exhibit 99.1 to this report.

The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

On January 22, 2025, the Company issued a notice to the holders of the approximately $148.0 million aggregate principal amount of its 5.50% convertible PIK toggle notes due 2034 (the “2034 Convertible Notes”) that it is exercising its option to require all of such notes to convert into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) at a conversion price of $5.75 per share. The principal amount of the 2034 Convertible Notes to be converted, plus accrued interest through the date hereof, is approximately $148.5 million, and as a result, the Company expects to issue approximately 25.8 million shares of its Class A Common Stock in satisfaction of its conversion obligation. The 2034 Convertible Notes will be automatically cancelled upon the issuance of the shares resulting from the conversion of the 2034 Convertible Notes, which will occur as promptly as practicable thereafter, subject to receipt of any required governmental approvals. The issuance of the shares of Class A Common Stock resulting from the conversion of the 2034 Convertible Notes will be exempt from registration under Section 3(a)(9) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

In connection with the Offering, the Company provided the disclosure attached as Exhibit 99.1 for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC, which includes an update on the Company’s 2024 “at the market offering” program and the conversion of the 2034 Convertible Notes. Such disclosure is furnished under the headings “ATM Update” and “2034 Convertible Note Conversion” in Exhibit 99.1 to this report.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 22, 2025, the Company issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $400.0 million aggregate principal amount of Notes in the Offering and its intention to enter into capped call transactions in connection therewith. The Company also announced that it intends to grant the initial purchasers of the Notes in the Offering an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $60.0 million aggregate principal amount of Notes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. Neither the Notes nor the shares of the Company’s Class A common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from, or in a transaction not subject to, such registration requirements.

The press release announcing the proposed Offering was issued in accordance with Rule 135c under the Securities Act. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Neither this Current Report on Form 8-K nor the press release filed as Exhibit 99.2 hereto constitutes an offer to sell or a solicitation of an offer to buy the Notes, any shares of the Company’s Class A common stock potentially issuable upon conversion of the Notes, or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including statements concerning the proposed Offering of the Notes and the capped call transactions. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “propose,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent the Company’s current beliefs, estimates and assumptions only as of the date of this Current Report on Form 8-K and information contained in this Current Report on Form 8-K should not be relied upon as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to, market risks, trends and conditions. These risks are not exhaustive. Further information on these and other risks that could affect the Company’s results is included in its filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, and the future reports that it may file from time to time with the SEC. The Company assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Disclosure made by AST SpaceMobile, Inc. on January 22, 2025
99.2	Press release titled “AST SpaceMobile Announces Proposed Private Offering of $400.0 Million of Convertible Senior Notes Due 2032”, dated January 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date:	January 22, 2025	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Chief Financial Officer and Chief Legal Officer